UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Amendment No. 1
to
Additional Definitive Proxy Soliciting Materials

LEE ENTERPRISES, INCORPORATED
201 N. Harrison Street
Davenport, Iowa 52801

Important Notice Regarding the Availability of Proxy Materials (“Notice”) for the
Stockholder Meeting to be Held on February 20, 2013

Explanatory Note: On January 7, 2013, Lee Enterprises, Incorporated (the “Company”) originally filed Additional Definitive Proxy Soliciting Materials consisting solely of the Notice. This Amendment No. 1 amends only the seventh paragraph of the Notice with the caption “Matters intended to be acted upon at the meeting are listed below.” to delete Item 3 as a voting item and include it as a Note to the Stockholders. All other portions of the Notice are incorporated herein by reference thereto without changes.

Shareowner Services™ P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

LEE ENTERPRISES, INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS February 20, 2013 9:00 a.m. (CST)
Lee Enterprises Corporate Offices Fourth Floor 201 N. Harrison St. Davenport, IA 52801

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on February 20, 2013.

Notice is hereby given that the Annual Meeting of Stockholders of Lee Enterprises, Incorporated will be held at 201 N. Harrison St., Fourth Floor, Davenport, IA on February 20, 2013 at 9:00 a.m. (CST).

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Instructions on how to attend the Lee Enterprises, Incorporated 2013 Annual Meeting are available in the Proxy Statement which can be viewed at www.ematerials.com/lee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Your vote is important.

The Proxy Statement and 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.ematerials.com/lee.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before February 8, 2013 to facilitate timely delivery.

Only stockholders who owned stock at the close of business on the record date, December 27, 2012, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. You may choose to attend the Annual Meeting and vote in person at the meeting. You will be given a ballot when you arrive.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	To elect three Directors for terms of three years
	01 Mary E. Junck	02 Herbert W. Moloney III	03 Andrew E. Newman
2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm
NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:

www.eproxy.com/lee
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CST) on February 19, 2013.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote By Mail: You can vote by mail by calling in to request a paper copy of the materials, which will include a voting instruction form.
106373

To request paper copies of the proxy materials, which include the proxy card, proxy statement and Annual Report on Form 10-K, please contact us via:
Internet - Access the Internet and go to www.ematerials.com/lee . Follow the instructions to log in, and order copies.

Telephone - Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email - Send us an email at ep@ematerials.com with “Lee Materials Request” in the subject line.
The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.